UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 11, 2018

VICI Properties Inc.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-38372	81-4177147
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

430 Park Avenue, 8th Floor

New York, New York 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (646) 949-4631

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Agreement.

Purchase of Octavius Tower Property

On July 11, 2018 (the “Closing Date”), VICI Properties Inc. (together with its subsidiaries, as applicable, the “Company”), through an indirect, wholly owned subsidiary, Octavius Propco LLC (“Octavius Propco”), purchased the membership interests (“Membership Interests”) of New Octavius Owner, LLC (“Octavius Owner”), a newly formed indirect, wholly owned subsidiary of Caesars Entertainment Corporation (“CEC” or “Caesars”), which owns all of the land and real property improvements associated with Octavius Tower at Caesars Palace Las Vegas (the “Octavius Property”) for a purchase price of $507.5 million in cash, pursuant to a Purchase and Sale Agreement, dated July 11, 2018 (the “Octavius Purchase Agreement”) by and between Caesars Octavius, LLC (“Octavius Seller”) and Octavius Propco. The Company funded the purchase of the Octavius Property using available cash.

On the Closing Date and until the closing of the transactions contemplated by the Harrah’s Philadelphia Purchase Agreement (as defined below) (the “Harrah’s Philadelphia Closing”), the Octavius Property will remain subject to the Second Amended and Restated Operating Lease dated as of October 6, 2017 (as assigned to Octavius Owner on the Closing Date, the “Ground Lease”). Pursuant to the Ground Lease, Octavius Owner leases the Octavius Property to an indirect, wholly owned subsidiary of the Company, CPLV Property Owner LLC (“CPLV Lease Landlord”). The Ground Lease provides for annual rent of $35 million payable in equal consecutive monthly installments and has an initial term that expires on October 31, 2032, with four five-year renewal options. Pursuant to that certain Lease (CPLV) dated October 6, 2017 (as amended, the “CPLV Lease”), which currently provides for the lease of Caesars Palace Las Vegas, including a sublease of the Octavius Property, to certain subsidiaries of Caesars (such subsidiaries, “CPLV Lease Tenant”), CPLV Lease Tenant is required to comply with the terms and conditions of the Ground Lease and, among other things, pay the rent for the Octavius Property to Octavius Owner. In connection with the Harrah’s Philadelphia Closing, the Ground Lease will be terminated and Octavius Owner will either merge with and into CPLV Lease Landlord or the Octavius Property will be transferred to CPLV Lease Landlord. In either case, from and after the Harrah’s Philadelphia Closing, the CPLV Lease will be modified such that the Octavius Property will no longer be subleased to CPLV Lease Tenant, but instead will be leased to CPLV Lease Tenant as a direct lease along with all the other real estate assets constituting the Caesars Palace Las Vegas property under the terms of the CPLV Lease.

The Octavius Purchase Agreement further contemplates a put right held by the Company and a call right held by Caesars, pursuant to which Caesars may reacquire the Octavius Property under certain circumstances in the event that the Harrah’s Philadelphia Purchase Agreement is terminated.

From the Closing Date until the Harrah’s Philadelphia Closing, Octavius Propco is subject to certain covenants under the terms of the Octavius Purchase Agreement, including prohibitions on (i) selling, transferring, assigning or otherwise encumbering the Membership Interests, (ii) selling, granting, leasing (other than pursuant to the Ground Lease), subleasing (other than pursuant to the CPLV Lease), licensing, encumbering, pledging, mortgaging, disposing of or otherwise transferring the Octavius Property or any interest therein, and (iii) other than in connection with the Harrah’s Philadelphia Closing, amending, modifying, terminating, encumbering, pledging, mortgaging or assigning all or any part of the Ground Lease.

Purchase of Harrah’s Philadelphia

On July 11, 2018, the Company, through Philadelphia Propco LLC, a Delaware limited liability company and an indirect, wholly owned subsidiary of the Company ( “Harrah’s Philadelphia Propco”), and Chester Downs and Marina, LLC (the “Harrah’s Philadelphia Seller”), an indirect, wholly owned subsidiary of CEC, entered into a Purchase and Sale Agreement (the “Harrah’s Philadelphia Purchase Agreement”), pursuant to which Harrah’s Philadelphia Propco agreed to acquire from the Harrah’s Philadelphia Seller all of the land and real property improvements associated with Harrah’s Philadelphia in Chester, Pennsylvania (the “Harrah’s Philadelphia Property”) for a purchase price of $241.5 million, which will be reduced by $159 million to reflect the aggregate net present value of the contemplated modifications (as described below) to certain of the Leases (as defined below), resulting in cash consideration of $82.5 million. The purchase of the Harrah’s Philadelphia Property is expected to close during the fourth quarter of 2018 and is subject to certain customary closing conditions, including obtaining certain regulatory approvals and requisite lender and holder consents under the documents governing certain of the Company’s outstanding debt obligations.

In connection with the closing of the purchase of the Harrah’s Philadelphia Property, the Non-CPLV Lease (as defined below), will be amended to include the Harrah’s Philadelphia Property, which will be leased back to Caesars for an initial annual rent payment of $21 million, subject to annual increases in accordance with the Non-CPLV Lease.

The Company intends to fund the purchase of the Harrah’s Philadelphia Property using available cash or with a combination of cash and a draw upon its existing revolving credit facility.

The foregoing description of the Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement, and the transactions contemplated by such agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement, copies of which are attached hereto as Exhibit 2.1 and Exhibit 2.2, respectively, and are incorporated herein by reference.

Additional Information

Copies of the Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement have been included to provide investors with information regarding their respective terms. They are not intended to provide any other factual information about the Company or any other party thereto. In particular, the representations and warranties contained in each of the Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement were made only for the purposes of such agreement as of the specific dates therein, and were solely for the benefit of the parties to such agreement. The representations and warranties contained in each such agreement may be subject to limitations agreed upon by the parties thereto and are qualified by information in confidential disclosure schedules provided in connection with the signing of such agreements. These confidential disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in such agreements. Moreover, certain representations and warranties in such agreements may be subject to a standard of materiality provided for therein and have been used for the purpose of allocating risk among the parties thereto, rather than establishing matters of fact. Other than as expressly provided in the Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement, stockholders or investors are not third-party beneficiaries under the Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or to any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Octavius Purchase Agreement and the Harrah’s Philadelphia Purchase Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Item 7.01.	Regulation FD Disclosure.

On July 12, 2018, the Company issued a press release announcing the transactions described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is attached hereto as Exhibit 99.1.

The information referenced in this Item 7.01 of this Current Report on Form 8-K, including the press release filed as Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Events.

Contemplated Amendments to our Leases with Caesars

In connection with the Harrah’s Philadelphia Closing, it is contemplated that the CPLV Lease, the Lease (Non-CPLV) dated October 6, 2017, which currently provides for the lease of the Company’s regional properties other than the facilities in Joliet, Illinois (as amended, the “Non-CPLV Lease”), and the Lease (Joliet) dated October 6, 2017, which currently provides for the lease of the facilities in Joliet, Illinois (as amended, the “Joliet Lease”, and together with the CPLV Lease and the Non-CPLV Lease, the “Leases”), and certain ancillary agreements to the Leases, will be amended to, among other things, (i) as provided above, incorporate the Harrah’s Philadelphia Property into the Non-CPLV Lease, including the respective rent obligations with respect thereto; (ii) implement, from the commencement of the eighth lease year, certain rent coverage tests that would act to cap base rent escalations under the Leases; (iii) reduce variable rent increases (or decreases, as applicable) to 4.0% of revenue growth (or decline, as applicable) over the relevant periods, and with respect to the Non-CPLV Lease and the Joliet Lease, make such variable rent calculations under such leases on a combined basis; (iv) with respect to the Non-CPLV Lease and the Joliet Lease, add a base rent escalation of 1.5% per year for lease years two through five; (v) with respect to the Non-CPLV Lease and the Joliet Lease, provide the tenants thereunder, subject to the satisfaction of certain terms and conditions, (a) an ability to transfer and sell the operating business at certain properties to replacement tenant(s) meeting certain criteria set forth in the Non-CPLV Lease and the Joliet Lease, and (b) sublease certain leased properties subject to the Non-CPLV Lease or the Joliet Lease; (vi) provide a construct to enable the tenants under the Non-CPLV Lease to acquire fee ownership of the land known as the Las Vegas Land Assemblage that is currently subject to the Non-CPLV Lease; and (vii) remove the respective landlords’ lien on and security interests in certain of the respective tenants’ furniture, fixtures, equipment and other personal property.

The historical audited and unaudited financial statements of Caesars (which are not included or incorporated by reference in this Current Report on Form 8-K), as the parent and guarantor of CEOC, LLC (together with certain of its subsidiaries, “CEOC”), our significant lessee, have been filed with the Securities and Exchange Commission (“SEC”). Caesars files annual, quarterly and current reports and other information with the SEC. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Caesars’ SEC filings are also available to the public from the SEC’s web site at www.sec.gov. We make no representation as to the accuracy or completeness of the information regarding Caesars that is available through the SEC’s website or otherwise made available by Caesars or any third party, and none of such information is being incorporated by reference into this Current Report on Form 8-K.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the federal securities laws. You can identify these statements by our use of the words “assumes,” “believes,” “estimates,” “expects,” “guidance,” “intends,” “plans,” “projects,” and similar expressions that do not relate to historical matters. All statements other than statements of historical fact are forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties, and other factors which are, in some cases, beyond the Company’s control and could materially affect actual results, performance, or achievements. Among those risks, uncertainties and other factors are risks that the acquisition of the Harrah’s Philadelphia Property may not be consummated on the terms or timeframe described herein, or at all; the ability of the parties to satisfy the conditions set forth in the definitive transaction documents, including the ability to receive, or delays in obtaining, regulatory approvals and the consents required to consummate the acquisition of the Harrah’s Philadelphia Property (including required lender and holder consents as described above); the risk that the Octavius Seller may exercise its call right to reacquire the Octavius Property in the event that the Harrah’s Philadelphia Purchase Agreement is terminated; the terms on which the Company finances the acquisition of the Harrah’s Philadelphia Property, including the source of funds used to finance such transaction; disruptions to the real property and operations of the acquisition of the Harrah’s Philadelphia Property during the pendency of the closing; risks that the Company may not achieve the benefits contemplated by the acquisitions of the real estate assets (including any expected accretion or the amount of any future rent payments); and risks that not all potential risks and liabilities have been identified during the course of the Company’s due diligence. Important risk factors that may affect the Company’s business, results of operations and financial position are detailed from time to time in the Company’s filings with the SEC. The Company does not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as may be required by applicable law.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1*	Purchase and Sale Agreement dated as of July 11, 2018 by and between Caesars Octavius, LLC and Octavius Propco LLC.

2.2*	Purchase and Sale Agreement dated as of July 11, 2018 by and between Chester Downs and Marina, LLC and Philadelphia Propco LLC.

99.1	Press Release, dated July 12, 2018

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICI PROPERTIES INC.

Date: July 12, 2018	By:	/s/ DAVID KIESKE
David Kieske
Chief Financial Officer